Exhibit 10.51

TWELFTH AMENDMENT

OF

TAYLOR CAPITAL GROUP, INC.

PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

(Effective as of October 1, 1998)

WHEREAS, Taylor Capital Group, Inc. (the “Company”) maintains the Taylor Capital Group, Inc. Profit Sharing and Employee Stock Ownership Plan (Effective as of October 1, 1998) (the “Plan”); and

WHEREAS, it is now considered desirable to further amend the Plan;

NOW, THEREFORE, by virtue of the power reserved to the Company by subsection 17.1 of the Plan, and in exercise of the authority delegated to the Committee established pursuant to Section 18 of the plan (the “Committee”) by subsection 17.1 of the Plan, the Plan is hereby amended as follows:

1. By changing the name of the Plan from “Taylor Capital Group, Inc. Profit Sharing and Employee Stock Ownership Plan” to “Taylor Capital Group, Inc. Employee Stock Ownership Plan,” and by substituting the name “Taylor Capital Group, Inc. Employee Stock Ownership Plan” for “Taylor Capital Group, Inc. Profit Sharing and Employee Stock Ownership Plan” on the title page of the Plan and elsewhere in the Plan (unless the context directs otherwise), effective January 1, 2006.

2. By adding the following at the end of subsection 1.2 of the Plan, effective December 31, 2005:

“Effective as of the close of business on December 31, 2005, certain accounts are being transferred from the Plan to the Taylor Capital Group, Inc. 401(k) Plan, as provided in Supplement B.”

3. By adding the following at the end of subparagraph 6.1(a) of the Plan, effective January 1, 2006:

“As provided in Supplement B, employer discretionary contribution accounts are being transferred to the Taylor Capital Group, Inc. 401(k) Plan effective December 31, 2005.”

4. By adding the following at the end of subparagraph 6.1(b) of the Plan, effective January 1, 2006:

“As provided in Supplement B, supplemental contribution accounts are being transferred to the Taylor Capital Group, Inc. 401(k) Plan effective December 31, 2005.”

5. By substituting the following for subparagraph 10.2(a) of the Plan and that portion of subparagraph 10.2(b) of the Plan that precedes subparagraph 10.2(b)(i), effective January 1, 2006:

“(a) The balances in the participant’s vested ESOP stock subaccount and Drovers transfer account shall be nonforfeitable and shall be distributable to the participant under Section 11.

(b) The balances in the participant’s regular ESOP stock subaccount and ESOP cash account (referred to collectively for the purposes of the subsection 10.2 and subsection 13.2 as the ‘forfeitable accounts’) shall be subject to the following:”

6. By adding the following new Supplement B to the Plan, effective December 31, 2005:

“SUPPLEMENT B

Transfer of Certain Accounts to Taylor Capital Group, Inc. 401(k) Plan

B-1. Purpose. The purpose of this Supplement B is to provide for the transfer of employer discretionary contribution accounts and supplemental contribution accounts (collectively, the “Supplement B Transferred Accounts”) to Taylor Capital Group, Inc. 401(k) Plan (The “401(k) Plan”).

B-2. Effective Date. The provisions of this Supplement B shall be effective as of the close of business on December 31, 2005 (the “Supplement B Transfer Date”).

B-3. Transfer of Accounts. Effective as of the Supplement B Transfer Date, the Supplement B Transferred Accounts shall be transferred to the 401(k) Plan and thereafter shall be held until distributed, all in accordance with the terms of the 401(k) Plan. As soon as practicable after the Supplement B Transfer Date, funds equal in value to the Supplement B Transferred Accounts shall be transferred from the trust that funds benefits under this Plan to the trust that funds benefits under the 401(k) Plan. The transfer of Supplement B Transferred Accounts as provided herein shall comply with Section 414(1) and 411(d)(6) of the Internal Revenue Code.

B-4. Use of Terms. All terms and provisions of the plan shall apply to this Supplement B, except that where the terms and provisions of the plan and this Supplement B conflict, the terms and provisions of this Supplement B shall control.”

IN WITNESS WHEREOF, the undersigned duly authorized member of the Committee has caused the foregoing amendment to be executed this 30 day of October, 2007.

/s/ MELVIN PEARL
On behalf of the Committee as Aforesaid